EXHIBIT 1

         The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Series L American Depositary Shares of Consorcio G Grupo Dina, S.A. de C.V. is filed on behalf of each of us.

                                         /s/ Phillip Frost, M.D.
                                         ---------------------------
Date: June 19, 1996                      Phillip Frost, M.D.


                                         FROST-NEVADA, LIMITED
                                         PARTNERSHIP


                                         *
                                         --------------------------
Date: June 19, 1996                      Neil Flanzraich
                                         President of Frost-Nevada Corporation,
                                         General Partner


                                         FROST-NEVADA CORPORATION


                                         *
                                         --------------------------
Date: June 19, 1996                      Neil Flanzraich
                                         President



*By  /s/ Phillip Frost, M.D.
    --------------------------
         Phillip Frost, M.D.
         (Attorney-in-fact pursuant
          to Power of Attorney)